UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 22, 2024

EVE HOLDING, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39704	85-2549808
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1400 General Aviation Drive Melbourne, FL	32935
(Address of principal executive offices)	(Zip Code)

(321) 751-5050

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	EVEX	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Common Stock	EVEXW	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

EVE UAM, LLC (“EVE UAM”), a wholly owned subsidiary of Eve Holding, Inc., entered into a Training Services Agreement, dated as of October 22, 2024 (“Effective Date”) (the “Training Services Agreement”), with Embraer CAE Training Services, LLC (“ECTS”), pursuant to which EVE UAM has appointed ECTS as its worldwide training services provider related to aircraft which are or will be designed and manufactured by EVE UAM (“Aircraft”), during the term of the Training Services Agreement. Under the Training Services Agreement, ECTS has agreed to provide certain training services related to the piloting, maintenance and ground handling of the Aircraft to EVE UAM or its customers, and EVE UAM has agreed to purchase certain entitlement training in accordance with the training selected by its customer from ECTS, for the pricing set forth in the Training Services Agreement.

The term of the Training Services Agreement is the period starting on the Effective Date of the agreement and ending on the last date ECTS provides training services for the Aircraft. Either EVE UAM or ECTS may terminate the Training Services Agreement in the event of an uncured default of the agreement.

The foregoing description of the Training Services Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Training Services Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1*	Training Services Agreement, dated as of October 22, 2024, by and between EVE UAM, LLC and Embraer CAE Training Services, LLC.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Portions of this exhibit have been omitted pursuant to Item 601(b)(10)(iv) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

EVE HOLDING, INC.

Date: October 28, 2024	By:	/s/Simone Galvão de Oliveira
Name: Simone Galvão de Oliveira
Title: General Counsel